SSgA Active ETF Trust

Supplement Dated May 8, 2012

to the

Prospectus Dated April 25, 2012

SPDR® SSgA Conservative Global Allocation ETF

SPDR® SSgA Aggressive Global Allocation ETF

SPDR® Blackstone/GSO Senior Loan ETF

All above-listed ETFs are not yet in operation and thus are not currently offered by the SSgA Active ETF Trust.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ACTSTATSUP1